UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On August 10, 2018, Westmoreland Coal Company (the "Company") entered into Amendment No. 1 (the "Amendment") to the 382 Rights Agreement, dated September 5, 2017, by and between the Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent (the "Original 382 Rights Agreement," and together with the Amendment, the "382 Rights Agreement"). The Amendment modifies clause (vi) of the definition of "Expiration Date" (detailing the circumstance whereby Shareholder Approval of the 382 Rights Agreement has not yet been obtained) to extend the expiration date from September 5, 2018, to March 5, 2019. The 382 Rights Agreement is intended to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and thereby preserve the current ability of the Company to utilize certain net operating loss carryovers and other tax benefits of the Company and its subsidiaries (the “Tax Benefits”). If the Company experiences an “ownership change,” as defined in Section 382 of Code, the Company’s ability to fully utilize the Tax Benefits could be significantly impaired. The rights granted under the 382 Rights Agreement are intended to act as a deterrent to any person or group acquiring “beneficial ownership” of 4.75% or more of the “outstanding shares” of the Company's common stock, par value $0.01 per share, without the approval of the Board of Directors.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which has been attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The Original 382 Rights Agreement is described in and included as an exhibit to the Company's Current Report on Form 8-K filed on September 5, 2017. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the 382 Rights Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 1 to the 382 Rights Agreement, dated August 10, 2018, by and among Westmoreland Coal Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: August 16, 2018	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary